Related Party Transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions
Related Party Transactions

(10) Related Party Transactions

The Company conducts transactions with its directors and executive officers, including companies in which they have beneficial interests, in the normal course of business. In accordance with Regulation O of the Federal Reserve, it is the policy of the Bank that loan transactions with directors and officers are made on substantially the same terms as those prevailing at the time made for comparable loans to other persons. The following is a summary of activity for related party loans for 2024 and 2023:

(Dollars in thousands)
	2024	2023
Beginning balance	$3,569	3,381
Disbursements	6,095	1,976
Repayments	(4,793)	(1,788)
Ending balance	$4,871	3,569

At December 31, 2024 and 2023, the Company had deposit relationships with related parties of approximately $65.5 million and $52.5 million, respectively.